UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2012 (March 7, 2012)

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW, Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain      Officers; Compensatory Arrangements of Certain Officers

On March 7, 2012, Asbury Automotive Group, Inc. (the “Company”) entered into an amendment to the Amended and Restated Employment Agreement (the “First Amendment”) with Craig T. Monaghan, the Company's President and Chief Executive Officer. The First Amendment (i) modifies the change of control definition in his employment agreement to conform to the change of control definition in the recently amended 2002 Equity Incentive Plan (the “Plan”); and (ii) provides that all equity and long term incentive awards granted to Mr. Monaghan on or after January 1, 2012 will vest in accordance with the provisions of the applicable incentive plans and award agreements.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission by the Company on February 14, 2012, the Company recently amended the Plan to provide for so-called “double-trigger” vesting treatment for any equity award granted after January 1, 2012. The “double-trigger” vesting provision generally provides that equity awards granted will not be accelerated upon a change of control of the Company if (1) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the Plan, and (2) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change of control. Awards previously granted under the Plan will not be affected by the addition of the “double-trigger” vesting provision. The Company's form of award agreements were also amended to incorporate the “double-trigger” vesting treatment for awards granted after January 1, 2012. As such, the First Amendment incorporates the “double-trigger” vesting treatment for any equity awards granted to Mr. Monaghan after January 1, 2012.

The foregoing summary is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Employment Agreement between Craig Monaghan and Asbury Automotive Group, Inc., dated as of March 7, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: March 8, 2012	By:	/s/ Joe Parham
	Name:	Joe Parham
	Title:	VP, Chief Human Resources Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Employment Agreement between Craig Monaghan and Asbury Automotive Group, Inc., dated as of March 7, 2012